                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                                Amendment No. 1

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 23, 1996

                            PetroCorp Incorporated
            (Exact name of registrant as specified in its charter)


            Texas                         0-22650              76-0380430
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


                         16800 Greenspoint Park Drive
                            Suite 300, North Atrium
                           Houston, Texas 77060-2391
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 875-2500

                                Not applicable
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.


     The following financial statements of Millarville Oil & Gas, Ltd. are attached as part of this report.

     Report of Chartered Accountants

     Consolidated Balance Sheets as of December 31, 1995 and 1994
     Consolidated Statements of Income and Deficit for the years ended December 31, 1995 and 1994

     Consolidated Statements of Changes in Financial Position for the years ended December 31, 1995 and 1994

     Notes to Consolidated Financial Statements for the years ended December 31, 1995 and 1994

     Unaudited Consolidated Balance Sheet as of September 30, 1996

     Unaudited Consolidated Statements of Income and Deficit for the nine months ended September 30, 1996 and 1995


(B)  PRO FORMA FINANCIAL INFORMATION.


     The following pro forma financial information of PetroCorp Incorporated is attached as part of this report.

     Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1996

     Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1996

     Unaudited Pro Forma Consolidated Statement of Operations for the twelve months ended December 31, 1995

                   [LETTERHEAD OF BDO DUNWOODY APPEARS HERE]


-------------------------------------------------------------------------------

                                                                Auditors' Report

--------------------------------------------------------------------------------


To the Shareholders
Millarville Oil and Gas Ltd.

We have audited the consolidated balance sheet of Millarville Oil and Gas Ltd. as at December 31, 1995 and the consolidated statements of income and deficit and changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1995 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.



/s/ BDO DUNWOODY


Chartered Accountants


Calgary, Alberta
April 4, 1996

                                                    MILLARVILLE OIL AND GAS LTD.
                                                      CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------
December 31                                             1995                1994
                                                                        Restated
                                                                     (Note 1(a))
--------------------------------------------------------------------------------

ASSETS

Current
  Cash and term deposits                       $   6,550,450      $   8,671,429
  Accounts receivable                                849,653          1,008,550
  Prepaid expenses                                     8,712              3,839
                                               -------------      -------------
                                                   7,408,815          9,683,818

Long term investment                                       -            319,176

Other asset (Note 1(f))                              106,735            181,023

Property and equipment (Note 3)                   12,654,446         11,491,095
                                               -------------      -------------
                                               $  20,169,996      $  21,675,112
-------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
  Accounts payable                             $     499,216      $     838,764
  Due to related parties (Note 4)                    160,000            517,033
  Current portion of bank loan                             -            480,000
                                               -------------      -------------
                                                     659,216          1,835,797

Site restoration                                     133,752             63,692

Long term debt                                             -            815,014

Deferred taxes                                       166,300            166,300

Share capital (Note 5)                            20,202,822         20,026,878

Deficit                                             (992,094)        (1,232,569)
                                               -------------      -------------
                                               $  20,169,996      $  21,675,112
--------------------------------------------------------------------------------

Approved on behalf of the Board:


__________________________________Director


__________________________________Director



                                       3
The attached notes are an integral part of these financial statements.

                                                    MILLARVILLE OIL AND GAS LTD.
                                    CONSOLIDATED STATEMENT OF INCOME AND DEFICIT
--------------------------------------------------------------------------------
For the year ended December 31                          1995               1994
--------------------------------------------------------------------------------

Revenue
  Oil and gas sales, net of royalties          $   4,880,594      $   3,408,174
  Alberta royalty tax credit                         390,977            218,744
  Interest                                           492,711              1,744
                                               -------------      -------------
                                                   5,764,282          3,628,662
                                               -------------      -------------

Expenses
  Operating                                        2,023,928          1,323,536
  General and administrative                         946,172            408,945
  Interest on long-term debt                          76,916            183,292
  Amortization and depletion                       2,235,000          1,155,947
                                               -------------      -------------
                                                   5,282,016          3,071,720
                                               -------------      -------------

Income from operations                               482,266            556,942

Other
  Loss on sale of investments                        (48,996)                 -
                                               -------------      -------------

Income before taxes                                  433,270            556,942
                                               -------------      -------------

Income taxes (recovery)
  Current                                            372,939             99,652
  Utilization of loss carryforwards                 (180,144)           (72,680)
  Deferred                                                 -            166,300
                                               -------------      -------------
                                                     192,795            193,272
                                               -------------      -------------

Net income for the year                              240,475            363,670

Deficit, beginning of year                        (1,232,569)        (1,596,239)
                                               -------------      -------------

Deficit, end of year                           $    (992,094)     $  (1,232,569)
--------------------------------------------------------------------------------



                                       4
The attached notes are an integral part of these financial statements.

                                                    MILLARVILLE OIL AND GAS LTD.
                         CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION
--------------------------------------------------------------------------------
For the year ended December 31                          1995               1994
                                                                       Restated
                                                                    (Note 1(a))
--------------------------------------------------------------------------------

Operating activities
  Operations
    Net income for the year                     $    240,475      $     363,670
    Items not involving cash
      Depletion and amortization                   2,235,000          1,155,947
      Loss on sale of investments                     48,996                  -
      Deferred taxes                                       -            166,300
                                                ------------      -------------
    Cash flow from operations                      2,524,471          1,685,917
    Utilization of loss carryforwards                 74,288                  -
    Changes in non-cash working capital             (185,963)        (1,028,397)
                                                ------------      -------------
                                                   2,412,796            657,520
                                                ------------      -------------

Financing activities
  Issue of common shares                             176,553          1,527,919
  Issue of common shares on acquisition of
    notes receivable (Note 2)                              -          8,617,000
  Acquisition of notes receivable of
    subsidiary (Note 2)                                    -         (8,617,000)
  Bank loan                                       (1,295,014)         1,295,014
  Advances from related parties                     (357,033)           517,033
                                                ------------      -------------
                                                  (1,475,494)         3,339,966
                                                ------------      -------------

Investing activities
  Property and equipment                          (3,328,290)          (626,514)
  Acquisition of Millarville Oil and Gas
    (1991) Ltd. (Note 2)                                   -          8,671,429
  Acquisition of Ethos Energy Inc.                         -         (3,381,108)
  Acquisition of WPC Petroleum Consulting
    Ltd.                                                   -           (120,958)
  Sale of investment                                 270,009                  -
                                                ------------      -------------
                                                  (3,058,281)         4,542,849
                                                ------------      -------------

Change in cash                                    (2,120,979)         8,540,335

Cash beginning of year                             8,671,429            131,094
                                                ------------      -------------

Cash end of year                                $  6,550,450      $   8,671,429
--------------------------------------------------------------------------------




                                       5
The attached notes are an integral part of these financial statements.

                                                    MILLARVILLE OIL AND GAS LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
   -----------------------------------------------------------------------------

   The following is a summary of the significant accounting policies of the
   Company:

   (a)  Basis of presentation

        The consolidated financial statements include the accounts of the Company and it's wholly-owned subsidiary Millarville Oil & Gas (1991) Ltd. ("Mill 91"). Millarville Oil & Gas Ltd. amalgamated with its wholly owned subsidiaries Ethos Energy Inc., Resources West Ltd., and WPC Petroleum Consulting Ltd., on April 30, 1995.

        During 1995 the Company finalized a share purchase agreement effective September 1, 1994 to purchase Mill 91. As a result the prior year's financial statements have been restated to include the operations of Mill 91 from the date of acquisition.

   (b)  Oil and gas properties

        The Company follows the full cost method of accounting for its oil and natural gas properties, wherein all costs related to the exploration and development of oil and gas reserves are initially capitalized. Costs capitalized include land acquisition costs, geological and geophysical expenditures, rentals on undeveloped properties, costs of drilling productive and non-productive wells, together with overhead and interest directly related to exploration and development activities. Proceeds on minor property sales are credited to the net book value of the property and equipment. Gains or losses are not recognized upon disposition of oil and natural gas properties unless such disposition would significantly alter the rate of depletion and amortization.

        Costs capitalized in the cost centres are depleted using the composite unit-of-production method based on proven oil and gas reserves as determined by independent engineers. A conversion ratio of 10:1 was used to convert gas reserves to equivalent oil reserves.

        In applying the full cost method, the Company performs a ceiling test which restricts the capitalized costs less accumulated depletion and amortization from exceeding an amount equal to the estimated undiscounted value of future net revenues from proven oil and gas reserves, based on current prices and costs, and after deducting estimated future costs of site restoration and removal, general and administrative expenses and income taxes. In calculating the above ceiling test, $1.52 per MCF of gas was used as the current price of gas and $21.07 per barrel of oil was used as the current price of oil.

   (c)  Site restoration

        The Company accrues for future site restoration costs on the basis of actual production. The provision is based on management's best estimate of these future costs allocated on the ratio of actual production to proved reserves. The current period provision for these costs is $70,060.

   (d)  Capital assets and amortization

        Capital assets are recorded at cost. Amortization is provided using the declining balance basis at the following annual rate:
                        Other fixed assets -25%

   (e)  Joint activities

        Some of the Company's oil and gas exploration and development activities are conducted jointly with others; the financial statements reflect the Company's proportionate share in such activities
   -----------------------------------------------------------------------------
                                       6

                                                    MILLARVILLE OIL AND GAS LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies - Continued
   -----------------------------------------------------------------------------

   (f)  Other asset

        These assets will be charged to income on a basis proportionate to the tax losses utilized in the period
   -----------------------------------------------------------------------------

2. Acquisitions
   -----------------------------------------------------------------------------

   Effective September 1, 1994 the Company purchased all the shares of Millarville Oil and Gas (1991) Ltd. based on asset values as at December 31, 1994. The acquisition has been accounted for by the purchase method as follows:

        Cash                                                      $  8,671,429
        Current assets                                                  25,713
        Current liabilities                                           (299,564)
        Long term debt                                             (10,101,005)
                                                                  ------------
                                                                    (1,703,427)
        Undeveloped land                                                38,400
        Purchase price adjustment on debt acquired                $  1,484,005
                                                                  ------------
        Other asset
          Value attributed to unutilized loss carryforward
            balances                                                   181,023
                                                                  ------------
                                                                  $          1
                                                                  ------------

   Subsequent to this acquisition, the notes payable obtained were acquired from the creditors of Mill 91 for consideration of 116,965 voting common shares valued at $5,087,180 and 81,158 non-voting common shares valued at $3,529,820 for a total of $8,617,000.
   -----------------------------------------------------------------------------

3. Property and Equipment                               1995              1994
   -----------------------------------------------------------------------------

   Oil and gas properties                       $ 17,583,491      $ 14,435,205
   Other fixed assets                                269,053            89,049
                                                ------------      ------------
                                                  17,852,544        14,524,254
   Less accumulated depletion and
     amortization                                 (5,198,098)       (3,033,159)
                                                ------------      ------------

                                                $ 12,654,446      $ 11,491,095
   -----------------------------------------------------------------------------

4. Due to Related Parties
   -----------------------------------------------------------------------------

   (a) During 1995 the Company issued 8,935 common shares to settle a related party balance outstanding of $176,553 for the 1994 acquisition of WPC Petroleum Consulting Ltd.

   (b) The amount of $160,000 is due to Peters & Co. Ltd. for funds advanced in 1994. The amount is non-interest bearing, unsecured and due on demand.
   -----------------------------------------------------------------------------

                                                    MILLARVILLE OIL AND GAS LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1995
--------------------------------------------------------------------------------

5. Share Capital
   -----------------------------------------------------------------------------

   (a) Authorized
        An unlimited number of voting common shares
        An unlimited number of non-voting common shares


   (b) Issued                                                   Number
                                                              of shares    Amount
       Voting common shares
         Balance at December 31, 1994 as previously stated   $240,394   $ 9,238,585
         Issued to acquire note receivable in Mill 91.
           (Note 2)                                           116,365     5,087,180
                                                             --------   -----------
         Balance as at December 31, 1994, restated            356,759    14,325,765
         Issued for settlement of related party debt            8,935       176,553
                                                             --------   -----------
         Balance at December 31, 1995                         365,694    14,502,318
                                                             --------   -----------
       Non-voting common shares
         Balance at December 31, 1994, as previously stated    47,855     2,170,684
         Issued to acquire note receivable in Mill 91
           (Note 2)                                            81,158     3,529,820
                                                             --------   -----------
         Balance as at December 31, 1994, restated, and
           1995                                               129,013     5,700,504
                                                             --------   -----------

       Total share capital at December 31, 1995                         $20,202,822
                                                                        ===========

   ----------------------------------------------------------------------------

6. Income Taxes
   -----------------------------------------------------------------------------

   As at December 31, 1995, subject to confirmation by income tax authorities, the Company has the following undeducted tax pools:

        Cumulative Canadian Exploration
        Expenses                                                $   164,403

        Cumulative Canadian Development
        Expenses                                                $ 1,071,140

        Cumulative Canadian Oil and Gas
        Property Expenses                                       $ 4,415,561

        Undepreciated Capital Cost                              $ 2,105,653

        Non-capital losses carried forward
        for tax purposes available from time
        to time until 2000                                      $   740,714

   These pools are deductible from future income at rates prescribed by the Canadian Income Tax Act. The potential income tax benefits associated with the above items have not been recorded in the balance sheet at December 31, 1995 as their ultimate utilization is not certain.
   ----------------------------------------------------------------------------

7. Comparative Figures
   -----------------------------------------------------------------------------

   Certain comparative figures have been restated to conform to the current year's presentation.
   -----------------------------------------------------------------------------

MILLARVILLE OIL & GAS LTD.
CONSOLIDATED BALANCE SHEET

--------------------------------------------------------------------------------

ASSETS                                          September 30
                                                     1996
                                                 (Unaudited)
Currents Assets
  Cash and term deposits                        $  5,726,930
  Accounts receivable                                596,466
  Prepaid expenses                                    73,505
                                                ------------
                                                   6,396,901

Other asset                                          106,735
Petroleum propeties                               14,208,736
                                                ------------

                                                $ 20,712,372

--------------------------------------------------------------------------------

LIABILITIES and SHAREHOLDERS' EQUITY


Current Liabilities
  Accounts payable                              $    146,633
  Due to related parties                                   0
                                                ------------
                                                     146,633

Site restoration                                     178,752

Long term debt                                             -

Deferred income taxes                                466,300

Share capital                                     20,202,822
Deficit                                             (282,135)
                                                ------------

                                                $ 20,712,372

--------------------------------------------------------------------------------

MILLARVILLE OIL & GAS LTD.
CONSOLIDATED STATEMENT OF INCOME AND DEFICIT
FOR THE NINE MONTHS ENDED SEPTEMBER 30
UNAUDITED

--------------------------------------------------------------------------------

                                                    1996              1995

Revenue
  Oil and gas sales (net of royalties)          $  3,772,437      $  3,654,265
  Artc                                               380,930           370,260
  Interest                                           248,903           (43,878)
                                                ------------      ------------
                                                   4,402,271         3,980,667
                                                ------------      ------------

Expenses
  Operating                                        1,172,258         1,461,951
  General and administrative                         583,563           635,228
  Interest on long term debt                          16,490            69,198
  Depletion and depreciation                       1,620,000         1,155,000
                                                ------------      ------------
                                                   3,392,311         3,321,377
                                                ------------      ------------

Income from operations                             1,009,959           659,290

Loss on sale of  investments                               0                 0

Income before taxes                                1,009,959           659,290

Income taxes
  Current                                                  0           117,613
  Deferred                                           300,000            60,000
                                                ------------      ------------
                                                     300,000           177,613
                                                ------------      ------------

Net income for the period                            709,959           481,677

Deficit beginning of period                         (992,094)       (1,232,569)
                                                ------------      ------------
Deficit end of period                           $   (282,135)     $   (750,892)

--------------------------------------------------------------------------------

  The following sets forth the unaudited pro forma consolidated balance sheet of PetroCorp Incorporated ("PetroCorp" or "the Company") as of September 30, 1996 and the unaudited pro forma consolidated statements of operations for the Company for the nine months ended September 30, 1996 and the year ended December 31, 1995, after giving effect to the acquisition of Millarville Oil & Gas, Ltd. ("Millarville") pursuant to the terms of a Purchase Agreement (the Acquisition) dated December 23, 1996, as further described in Item 2 of PetroCorp's Form 8-K dated December 23, 1996 and filed on January 7, 1997. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1996 and for the twelve months ended December 31, 1995 assume the Acquisition occurred as of January 1, 1996 and January 1, 1995, respectively, and the unaudited pro forma consolidated balance sheet assumes the Acquisition occurred on September 30, 1996.

  The following unaudited pro forma consolidated financial statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been, had the purchase been completed on the date assumed, nor is such information necessarily indicative of the financial condition or results of operations of the Company that may exist in the future. The adjustments are based upon available information and upon certain assumptions management believes are reasonable under the circumstances

                             PETROCORP INCORPORATED
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996

                                 (In thousands)

                                                 PETROCORP    ACQUISITION
                                                 HISTORICAL   ADJUSTMENTS    PRO FORMA
                                                 ----------   -----------    ---------
Current Assets                                     $ 32,801   $ (8,106) (A)   $ 24,695
Property, Plant and Equipment, net                   86,103     14,654  (B)    100,757
Other Assets, net                                       305          -             305
                                                  ---------   --------        --------
   Total Assets                                    $119,209   $  6,548        $125,757
                                                  =========   ========        ========
Current Liabilities
   Accounts Payable and Accrued Liabilities        $ 12,145   $      -          12,145
   Current Portion of Long-Term Debt                  5,607          -           5,607
                                                  ---------   --------        --------
       Total Current Liabilities                     17,752          -          17,752
Long Term Debt                                       32,358      3,658  (C)     36,016
Deferred Taxes and Other Liabilities                  5,135      2,890  (D)      8,025
Shareholders' Equity                                 63,964          -          63,964
                                                  ---------   --------        --------
   Total Liabilities and Stockholders' Equity      $119,209   $  6,548        $125,757
                                                  =========   ========        ========

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(A) TO RECORD THE CASH PAYMENT TO MILLARVILLE IN CONNECTION WITH THE ACQUISITION, NET OF THE WORKING CAPITAL PURCHASED FROM MILLARVILLE.

(B) TO RECORD THE PURCHASE PRICE OF THE OIL AND GAS PROPERTIES OBTAINED FROM MILLARVILLE.

(C)  TO RECORD DEBT INCURRED BY PETROCORP IN CONNECTION WITH THE ACQUISITION.

(D) TO RECORD DEFERRED TAXES RELATED TO THE OIL AND GAS PROPERTIES PURCHASED FROM MILLARVILLE.

                             PETROCORP INCORPORATED
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (In thousands, except per share amounts)

                                             PETROCORP     ACQUISITION
                                             HISTORICAL    ADJUSTMENTS      PRO FORMA
                                             ----------    -----------      ---------
Revenues:
  Oil and gas                                  $ 20,761      $  3,046  (A)  $ 23,807
  Plant processing                                1,286             -          1,286
  Other                                             178             -            178
                                              ---------      --------       --------
     Total revenue                               22,225         3,046         25,271
Expenses:
  Production costs                                4,997           860  (A)     5,857
  Depreciation, depletion & amortization          9,165           984  (C)    10,149
  Oil & gas property valuation adjustment             -             -              -
  General and administrative                      3,470           100  (B)     3,570
  Other operating expenses                          135             -            135
                                              ---------      --------       --------
     Total Operating Expenses                    17,767         1,944         19,711
                                              ---------      --------       --------
Income (loss) from operations                     4,458         1,102          5,560
  Investment and other income                     1,685             -          1,685
  Interest and other expense                     (2,612)         (159) (D)    (2,771)
                                              ---------      --------       --------
Income before taxes                               3,531           943          4,474
Income tax provision (benefit)                    1,127           349  (E)     1,476
                                              ---------      --------       --------
Net income (loss)                               $ 2,404      $    594        $ 2,998
                                              =========      ========       ========

Net income per share                            $  0.28      $   0.07        $  0.34
Weighted average number of common shares          8,698         8,698          8,698

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(A) TO RECORD THE INCREMENTAL EFFECT OF OIL AND GAS SALES AND THE RELATED OPERATING EXPENSES FROM PROPERTIES PURCHASED FROM MILLARVILLE.

(B) TO RECORD THE INCREMENTAL EFFECT OF GENERAL AND ADMINISTRATIVE COSTS ASSOCIATED WITH OPERATING THE PROPERTIES PURCHASED FROM MILLARVILLE.

(C)  TO RECORD ADDITIONAL DEPRECIATION, DEPLETION AND AMORTIZATION EXPENSE.

(D) TO RECORD INTEREST EXPENSE RELATING TO THE DEBT INCURRED IN CONNECTION WITH THE ACQUISITION AT AN EFFECTIVE RATE OF 5.8%.

(E) TO RECORD THE INCREMENTAL TAX EFFECT OF THE ACQUISITION ADJUSTMENTS AT AN EFFECTIVE TAX RATE OF 37%.

                            PETROCORP INCORPORATED
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1995

                    (In thousands, except per share amounts)

                                              PETROCORP     ACQUISITION
                                              HISTORICAL    ADJUSTMENTS         PRO FORMA
                                              ----------   ------------         ---------
Revenues:
  Oil and gas                                  $ 24,448      $   3,866  (A)     $   28,314
  Plant processing                                1,880              -              1,880
  Other                                           1,037              -              1,037
                                              ---------      ---------         ----------
     Total revenue                               27,365          3,866             31,231
Expenses:
  Production costs                                7,304          1,484  (A)         8,788
  Depreciation, depletion & amortization         13,300          1,355  (C)        14,655
  Oil & gas property valuation adjustment         8,500              -              8,500
  General and administrative                      5,544            130  (B)         5,674
  Other operating expenses                          256              -                256
                                              ---------      ---------         ----------
     Total Operating Expenses                    34,904          2,969             37,873
                                              ---------      ---------         ----------
Income (loss) from operations                    (7,539)           897             (6,642)
  Investment and other income                     1,470              -              1,470
  Interest and other expense                     (4,076)          (212) (D)        (4,288)
                                              ---------      ---------         ----------
Income before taxes                             (10,145)           685             (9,460)
Income tax provision (benefit)                     (608)           253  (E)          (355)
                                              ---------      ---------         ----------
Net income (loss)                              $ (9,537)     $     431          $  (9,106)
                                              =========      =========         ==========
Net income per share                           $  (1.10)     $    0.05          $   (1.05)
Weighted average number of common shares          8,698          8,698              8,698

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(A) TO RECORD THE INCREMENTAL EFFECT OF OIL AND GAS SALES AND THE RELATED OPERATING EXPENSES FROM PROPERTIES PURCHASED FROM MILLARVILLE.

(B) TO RECORD THE INCREMENTAL EFFECT OF GENERAL AND ADMINISTRATIVE COSTS ASSOCIATED WITH OPERATING THE PROPERTIES PURCHASED FROM MILLARVILLE.

(C)  TO RECORD ADDITIONAL DEPRECIATION, DEPLETION AND AMORTIZATION EXPENSE.

(D) TO RECORD INTEREST EXPENSE RELATING TO THE DEBT INCURRED IN CONNECTION WITH THE ACQUISITION AT AN EFFECTIVE RATE OF 5.8%.

(E) TO RECORD THE INCREMENTAL TAX EFFECT OF THE ACQUISITION ADJUSTMENTS AT AN EFFECTIVE RATE OF 37%.

(c)  Exhibits.

Exhibit No.                           Exhibits
-----------                           --------
2* Share Purchase Agreement dated December 13, 1996 between 702056 Alberta Ltd. and Shareholders of Millarville Oil & Gas Ltd.

23                    Consent of Accountants.

99*                   Press release dated January 7, 1997.

-----------
*Previously filed.


                                  SIGNATURES

     Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 7, 1997                    PETROCORP INCORPORATED
                                       (Registrant)

                                       /s/ CRAIG K. TOWNSEND
                                      --------------------------------------
                                      (Signature)
                                      Craig K. Townsend
                                      Vice President-Finance, Secretary
                                       and Treasurer

                                 EXHIBIT INDEX

Exhibit No.                            Exhibits
-----------                            --------
23                     Consent of Accountants.